UNITY BIOTECHNOLOGY

UBX1325
Phase 2B ASPIRE Study
24- and 36-Week Data in DME

Robert Bhisitkul, M.D., Ph.D.
Professor of Ophthalmology, UCSF

Anirvan Ghosh, CEO
Federico Grossi, CMO
Lynne Sullivan, CFO
Alicia Tozier, Chief Strategy Officer

March 24, 2025



Special Note Regarding Forward-Looking Statements

This presentation and the accompanying oral commentary contain forward-looking statements including statements related to Unity Biotechnology Inc.'s ("UNITY's") understanding of cellular senescence and the role it plays in retinal diseases and diseases of aging, the potential for UNITY to develop therapeutics to slow, halt, or reverse diseases of aging, including for ophthalmologic and neurologic diseases, UNITY's expectations regarding potential benefits, activity, effectiveness, safety, and market opportunity of UBX1325, the potential for UNITY to successfully commence and complete clinical studies of UBX1325 for DME and other ophthalmologic diseases, the expected timing of enrollment and results of the clinical trials in UBX1325, and UNITY's expectations regarding the sufficiency of its cash runway. These statements involve substantial known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements, including risks relating to the uncertainties inherent in the drug development process, the risk that interim results of our clinical studies may not be indicative of future results, risks related to UNITY's ability to raise funding, and risks relating to UNITY's understanding of senescence biology. This presentation and the accompanying oral commentary also contain data from third parties relating to market size and treatment outcomes, which involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of UNITY in general, see UNITY's most recent Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on March 7, 2025, as well as other documents that may be filed by UNITY from time to time with the Securities and Exchange Commission. This presentation concerns drug candidates that are under clinical investigation which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes.

ASPIRE Ph2B Study in DME: Topline Results

ASPIRE Study Data Highlights

- **Patients on UBX1325 gained 5.2 letters at week 24 and 5.5 letters at week 36**
- **UBX1325 was Non-Inferior to Aflibercept at 9 out of 10 time points through 36 weeks (did not meet non-inferiority analysis at average of weeks 20 and 24*)**
- **About 40% of UBX1325 patients did not need supplemental anti-VEGF through week 36**
- **UBX1325 generally outperformed Aflibercept in subjects who had less aggressive disease**
- **Patients with poor vision who switched from prior Aflibercept to UBX1325 had the most consistent gains in BCVA and less variable CST**
- **UBX1325 was well-tolerated with no instances of inflammation**

*primary analysis

UBX1325 Could Provide an Important Treatment Option for DME Patients with Poor Vision with Inadequate Response to Anti-VEGFs, if Approved

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BIOTECHNOLOGY



Senolytic Therapeutic Hypothesis

Mechanism of Action

UNITY is Developing Senolytic Medicines to Eliminate Senescent Cells to Restore Vascular Health and Improve Vision




Edema
↑ p16INK4A
PAI1
IL6
IL8
BCL-xL
Senescent cells
BRB breakdown
Repaired retina


E
F P
T O Z
L P E D
P E F O D
E D F C Z P

Disease State

Increased senescence burden

Elevated inflammatory markers

Loss of vascular integrity

Loss of vision

Repaired State (intended results)

Senescent cells removed

Resolution of inflammation

Retinal vasculature restored

Improvement in vision

UNITY illustration of proposed mechanism of action

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Ph2B ASPIRE Study in DME Patients

24- and 36-week Results Following Treatment with UBX1325

ASPIRE: DME Phase 2b Study Design (Head-to-head against aflibercept)



Screening
24-Week Safety & Efficacy Data
36-Week Safety & Efficacy Data
4-6 weeks
UBX1325 10 µg IVT
≥6 mo aVEGF Treatment
Aflibercept control 2mg IVT every 8 weeks
Run-in aflibercept
= UBX1325 injection
= Aflibercept injection
= Sham procedure
Weeks
0
4
8
12
16
20
24
28
32
36
Q1 2025
Q2 2025

Patient Population: Participants with NPDR who have active DME despite treatment with ≥3 anti-VEGF injections in preceding 6 months; BCVA 70 – 30 ETDRS letters; CST >325µm

- **Duration: 36 Weeks; Randomization: 1:1**
- **Size: n=50 (25 /arm)**

Endpoints

Primary endpoint: BCVA change from baseline to average of weeks 20 and 24 (noninferiority)

Secondary endpoints include: BCVA change from BL over time • CST change from BL over time • proportion of patients gaining ≥15, ≥10, ≥5, or ≥0 letters from BL • safety and tolerability • proportion of participants who do not require anti-VEGF rescue

Patient Baseline Characteristics

Parameter, Units (SD)	Aflibercept 2 mg (N=26)	UBX1325 10 µg (N=26)
Age, Years	65.9 (8.73)	66.2 (7.57)
HBA1c, %	7.5 (1.50)	7.9 (1.87)
Diabetes Dx, Years	**14.4 (12.17)**	**21.1 (13.35)**
DME Dx, Years	**3.4 (2.93)**	**4.7 (3.36)**
BCVA, ETDRS letters	63.3 (8.75)	61.6 (7.24)
CST, µm	405.4 (118.61)	374.8 (101.78)
Anti VEGF prior 190 days		
Aflibercept - n (%)	15 (57.7)	13 (50)
Bevacizumab - n (%)	6 (23.1)	7 (26.9)
Faricimab - n (%)	**2 (7.7)**	**6 (23.1)**
Ranibizumab - n (%)	3 (11.5)	0

Patients in BEHOLD Study came in with DME duration ~3.5y

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BCVA Change from baseline through week 36* (*excluding* data post-rescue)



LS Mean Change From Baseline BCVA (ETDRS Letters) ± SE
10
5
0
-5
ASPIRE (UBX1325-04)
0
4
8
12
16
20
24
28
32
36
Weeks
UBX1325
Aflibercept

*Data from all subjects through week 24 and majority of subjects through week 36

BCVA Change from baseline through week 36* (*including* post-rescue data)



10
5
0
-5
LS Mean Change From Baseline BCVA (ETDRS Letters) ± SE
ASPIRE (UBX1325-04)
0
4
8
12
16
20
24
28
32
36
Weeks
UBX1325
Aflibercept

*Data from all subjects through week 24 and majority of subjects through week 36

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UBX1325 was Non-Inferior to Aflibercept across Multiple Analyses

	UBX1325	Aflibercept	Confidence Interval (NI -4.5)
At 24 weeks (excl. post-rescue data)	5.2	4.8	>90%
Avg of weeks 20 and 24 (excl. post-rescue data)	3.6	5.1	~88%
At 24 weeks (incl. post-rescue data)	5.2	4.8	>90%
Avg of 20 and 24 weeks (incl. post-rescue data)*	3.7	5.1	**~88%***
At 36 weeks (excl. post-rescue data)	4.9	2.9	>90%
Avg of 32 and 36 wks (excl. post-rescue data)	3.9	2.7	>90%
At 36 weeks (incl. post-rescue data)	5.5	5.3	>90%
Avg of 32 and 36 wks (incl. post-rescue data)	4.7	4.3	>90%

***primary analysis**

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BCVA Changes in CST<400 μm (at Baseline) Group*



LS Mean Change From Baseline BCVA (ETDRS Letters) ± SE
15
10
5
0
-5
-10
ASPIRE (UBX1325-04)
0
4
8
12
16
20
24
28
32
36
Weeks
Arm
UBX1325
Aflibercept

*excluding post-rescue data

*Data from all subjects through week 24 and majority of subjects through week 36

Pre-specified analysis, 60% of study population

BCVA Changes in CST<400 μm (at Baseline) Group*



LS Mean Change From Baseline BCVA (ETDRS Letters) ± SE
15
10
5
0
-5
ASPIRE (UBX1325-04)
0
4
8
12
16
20
24
28
32
36
Weeks
Arm
UBX1325
Aflibercept
*including post-rescue data

*Data from all subjects through week 24 and majority of subjects through week 36

Pre-specified analysis, 60% of study population

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BCVA Changes in CST<400 μm (at Run-in) Group*


LS Mean Change From Baseline BCVA (ETDRS Letters) ± SE
20
15
10
5
0
-5
-10
ASPIRE (UBX1325-04)
0
4
8
12
16
20
24
28
32
36
Weeks
Arm
UBX1325
Aflibercept
*excluding post-rescue data

*Data from all subjects through week 24 and majority of subjects through week 36

Pre-specified analysis

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BCVA Changes in CST<400 μm (at Run-in) Group*



LS Mean Change From Baseline BCVA (ETDRS Letters) ± SE
20
15
10
5
0
-5
ASPIRE (UBX1325-04)
0
4
8
12
16
20
24
28
32
36
Weeks
Arm
UBX1325
Aflibercept

*including post-rescue data

*Data from all subjects through week 24 and majority of subjects through week 36

Pre-specified analysis

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CST Changes and Supplemental Anti-VEGF use

CST Change from baseline through week 36* (*including* data post-rescue)



150
100
50
0
-50
-100
LS Mean Change From Baseline
CST (µm) ± SE
0
4
8
12
16
20
24
28
32
36
Weeks
ASPIRE (UBX1325-04)
Aflibercept
UBX1325

*Data from all subjects through week 24 and majority of subjects through week 36

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Patients who Switched from Prior Aflibercept to UBX1325 had Stable CST*



Change from baseline in CST (um) ± SE
220
170
120
70
20
-30
-80
0
4
8
12
16
20
24
Weeks
ASPIRE (UBX1325-04)
prior Anti-VEGF AFLIBERCEPT
prior Anti-VEGF BEVACIZUMAB
prior Anti-VEGF FARICIMAB

Overall CST Increase Driven by severe patients, previously on faricimab

Switched from Aflibercept to UBX1325 -majority of patients in our study

*pre-specified analysis

Prior Aflibercept Patients had greater CST stability

Prior Faricimab Patients had poor CST control and skewed rescues in UBX1325 arm

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Safety and AE Summary

Parameter	Aflibercept (N = 26)	UBX1325 10 µg (N = 26)
Subjects with at least one TEAE	13 (50.0)	19 (73.1)
Non-Ocular TEAE	9 (34.6)	9 (34.6)
Grade >=3 TEAE	3 (11.5)	5 (19.2)
Serious TEAE	2 (7.7)	5 (19.2)
Ocular TEAE for Study Eye	10 (38.5)	17 (65.4)
Treatment-related Ocular TEAE for Study Eye	7 (26.9)	8 (30.8)
TEAE leading to death	0	0
Intraocular inflammation, endophthalmitis, retinal artery occlusion, or vasculitis	**0**	**0**

Source: t_14_3_1_1

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ASPIRE Ph2B Study in DME: Key Insights

ASPIRE Study Data Highlights

- Patients on UBX1325 gained over 5 letters of vision through 36 weeks in a difficult to treat patient population
- UBX1325 generally outperformed Aflibercept in subjects who had less aggressive disease (baseline CST < 400 μm)
- Patients who switch from Aflibercept to UBX1325 had the most consistent and durable vision gains
- Patients who switched from Aflibercept to UBX1325 had generally stable CST

UBX1325 Has a High Likelihood of Showing Numerical Superiority to Aflibercept with Fewer Injections in Subsequent Studies

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Unmet Need in DME and Current Treatment Paradigm



Unmet Needs Exist for Patients with Diabetic Macular Edema

35.5 million people with DME worldwide[1]

$9.6b global DME market by 2031[1]




58%

1.7 million in the US[1]

$5.5b in the US by 2031[1]

DME Market Opportunity


50%+
discontinue
aVEGF
treatment
by 6 months[3]

$ 4.8 billion
Global Market

$ 2.8 billion
US Market

High treatment burden with chronic anti-VEGF

- **Non-responders** to anti-VEGF[2,5]
- **Suboptimal Response** (BCVA)[2,3,4,5,8]
- **Declining Vision** >24 mos[3,5,6]
- **Frequent Dosing Q4wk** 28% of patients[7]

DME=Diabetic Macular Edema; BCVA=Best Corrected Visual Acuity

1. Global Data. Diabetic Macular Market 2021-2031. 2022 Aug 01 and Downs P. Global Retinal Pharmaceuticals Market Report. Market Scope, 2023 ; 2. Sharma D et al. Mechanisms of Acquired Resistance to Anti-VEGF. iovs.arvojournals.org; ISSN: 1552-5783; May 2023 ; 3. Kuo B, et al. Long-term Treatment Patterns for Diabetic Macular Edema – Up to 6 Year Follow-up in the IRIS Registry. Ophthalmology Retina. Articles in Press. 2024 Jun 01 ; 4. Gonzales V et al. Early and Long-Term Responses to Anti-Vascular Endothelial Growth Factor Therapy in Diabetic Macular Edema. American Journal of Ophthalmology. 2016 Dec. 172:7279; 5. Glassman AR et al, Diabetic Retinopathy Clinical Research Network. Ophthalmol. 2020 Aug; 127 (9): 1201-10; 6. Emami-Naeini, P et al. Ophthalmology Retina. 2024 Apr. Volume 8, Issue 4, 388 – 398. 7. Giust J et al. Treat and Extend Versus Bi-monthly Dosing with Aflibercept for the Treatment of Diabetic Macular Edema, One Year Outcomes (EVADE STUDY). ARVO Annual Meeting Abstract. 2018; 8. Sun J et al. Defining "Strong" versus "Weak" Response to Anti-VEGF Treatment for Center-Involved Diabetic Macular EdemaRetina. 2023 April 01 ; 43(4): 616–623.

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A Targeted Offering Designed to Address Patient Unmet Needs

Focus UBX1325 efforts on the sub-optimal responder segment, while expanding to the declining vision patient segment

Current DME Treatment Paradigm & Key Patient Segments



Tx Experienced Patients
(Diabetic Macular Edema)
Suboptimal Vision
Initial BCVA Improvement
No aVEGF Response
Sub-optimal Vision
Vision Decline
Maintained BCVA
UBX1325
UBX1325
UBX1325

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Discussion with Dr. Bhisitkul

